Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2010 of Green Endeavors, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Surber, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Surber____________

Richard D. Surber

Chief Executive Officer and Director

(Principal Executive Officer)

Date:  March 25, 2011

A signed original of this written statement required by Section 906 has been provided to Green Endeavors, Inc. and will be retained by Green and furnished to the Securities and Exchange Commission or its staff upon request.